UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2013

Mast Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12390 El Camino Real, Suite 150, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

Beginning on June 6, 2013, the information attached as Exhibit 99.1 to this report relating to Mast Therapeutics, Inc.(the "Company") and development of its lead product candidate, MST-188, will be presented from time to time by the Company at various investor and analyst meetings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

The information in this report, including the information contained in Exhibit 99.1 attached hereto, is being furnished pursuant to this Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this report.

By filing this report and furnishing this information, including the information contained in Exhibit 99.1 attached hereto, the Company makes no admission as to the materiality of any information in this report. The information contained in Exhibi 99.1 hereto is summary information that is intended to be considered in the context of the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K filed on March 19, 2013, its Quarterly Report on Form 10-Q filed on May 15, 2013, and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as it believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

Forward-Looking Statements
Mast Therapeutics cautions you that statements included in this report, including in Exhibit 99.1 attached hereto, that are not a description of historical facts are forward-looking statements that are based on the Company's current expectations and assumptions. Such forward-looking statements include, but are not limited to, statements regarding the Company's development and commercialization plans for MST-188, including in sickle cell disease, acute limb ischemia, and other indications, and plans for protecting its intellectual property related to MST-188, as well as the timing of activities related to those plans. Among the factors that could cause or contribute to material differences between the Company's actual results and the expectations indicated by the forward-looking statements are risks and uncertainties that include, but are not limited to: the potential for delays in the commencement or completion of clinical studies, including as a result of difficulties in obtaining regulatory agency agreement on clinical development plans or clinical study design, opening trial sites, enrolling study subjects, manufacturing clinical trial material, completing manufacturing process development activities, and being subject to a "clinical hold"; the risk of suspension or termination of a clinical study, including due to lack of adequate funding or patient safety concerns; the potential for institutional review boards or the FDA or other regulatory agencies to require additional nonclinical or clinical studies prior to initiation of planned phase 2 clinical studies of MST-188 in any particular indication in which the Company determines to develop MST-188, including acute limb ischemia, which likely would increase the total time and cost of development in the indication; the risk that clinical studies of MST-188 are not successfully executed and/or do not successfully demonstrate its safety or efficacy; the risk that, even if clinical studies are successful, the FDA determines they are not sufficient to support a new drug application; the risk that even if clinical studies of MST-188 in one indication are successful, clinical studies in another indication may not be successful; the Company's reliance on contract research organizations (CROs), contract manufacturing organizations (CMOs), and other third parties to assist in the conduct of important aspects of development of MST-188, including clinical studies, and regulatory activities for MST-188 and that such third parties may fail to perform as expected; the Company's ability to obtain additional funding on a timely basis or on acceptable terms, or at all; the potential for the Company to delay, reduce or discontinue current and/or planned development activities, including clinical studies, partner MST-188 at inopportune times or pursue less expensive but higher-risk and/or lower return development paths if it is unable to raise sufficient additional capital as needed; the risk that acceptable partnering opportunities for MST-188 may not be available in particular jurisdictions or indications and, consequently, the Company may not be able to pursue development of MST-188 in certain jurisdictions and indications; the risk that the FDA and regulatory agencies outside of the U.S. do not grant marketing approval of MST-188, on a timely basis, or at all; the risk that the Company is not able to adequately protect its intellectual property rights relating to the MAST platform and MST‑188 and prevent competitors from duplicating or developing equivalent versions of its product candidates, including MST-188; and other risks and uncertainties more fully described in the Company's periodic filings with the SEC and press releases.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Mast Therapeutics does not intend to revise or update any forward-looking statement set forth in this press release to reflect events or circumstances arising after the date hereof, except as may be required by law. This caution is made under the safe harbor provisions of Section 21E of the Exchange Act.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mast Therapeutics, Inc.

June 5, 2013	By:	/s/ Brandi L. Roberts

Name: Brandi L. Roberts
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Mast Therapeutics, Inc. corporate overview slide deck, dated June 2013